UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant	☑	Filed by a Party other than the Registrant	◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

ADVANCED ENERGY INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Advanced Energy Industries, Inc.
Important Notice Regarding the Availability
of Proxy Materials

Stockholders Meeting to be held on May 9, 2022

For Stockholders of record as of March 16, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AEIS

To vote your proxy while visiting this site, you will need the 12-digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AEIS

Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 18, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/AEIS	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the internet or telephone you will need the 12-digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank
e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Annual Meeting of Stockholders Monday, May 9, 2022 : 8:00 AM, Mountain Daylight Time : 1595 Wynkoop Street, Suite 800

Advanced Energy Industries, Inc.

Meeting Type: Annual Meeting of Stockholders

Date: Monday, May 9, 2022

Time: 9:00 AM, Mountain Daylight Time

Place: 1595 Wynkoop Street, Suite 800

Denver, CO 80202

SEE REVERSE FOR FULL AGENDA

Advanced Energy Industries, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.            Election of ten (10) Directors

1.01 GRANT H. BEARD

1.02 FREDERICK A. BALL

1.03 ANNE T. DELSANTO

1.04 TINA M. DONIKOWSKI

1.05 RONALD C. FOSTER

1.06 EDWARD C. GRADY

1.07 STEPHEN D. KELLEY

1.08 LANESHA T. MINNIX

1.09 DAVID W. REED

1.10 JOHN A. ROUSH

2.            Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2022

3.            Advisory approval on the compensation of our named executive officers

4.            Note: In their discretion, upon such other matters of business properly brought before the Annual Meeting.